SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐

Definitive Proxy Statement

☒

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)

Total fee paid:

__________________________________________________________________________________

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

__________________________________________________________________________________

2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)

Filing Party:

__________________________________________________________________________________

4)

Date Filed:

__________________________________________________________________________________

TheAltmanGroup

 Shareholder Services

December 23, 2009

URGENT

Re: PFW Water Fund:

Dear Shareholder:

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in the PFW Water Fund. Please contact me immediately at 1-866-521-4198 ext. 6445.  This matter is very important, but will take only a moment of your time.  The Altman Group has been engaged by Santa Barbara Group of Mutual Funds, Inc. to contact you. This is not a scam and no personal information is required when calling. Thank you in advance for your assistance with this matter.

Sincerely,

/s/ Frederick M. Bonnell

Frederick M. Bonnell

Shareholder Services

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Altman Group, Inc., 60 East 42nd Street, New York, New York 10165